EXHIBIT 23.1
                                                                    ------------


       CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM


We consent to the use in this Registration Statement of Sequiam Corporation and Subsidiaries on Form SB-2/A of our report, dated March 19, 2004, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.


/s/  TEDDER, JAMES, WORDEN & ASSOCIATES, P.A.


Orlando, Florida
December 16, 2004


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